Exhibit 99.2

2Q26 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
(in millions, except ratios and per share amounts)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Selected Income Statement Data
Total revenue	$22,622	21,446	21,292	21,436	20,822	5%	9	$44,068	40,971	8%
Noninterest expense	13,661	14,330	13,726	13,846	13,379	(5)	2	27,991	27,270	3
Pre-tax pre-provision profit (PTPP) (1)	8,961	7,116	7,566	7,590	7,443	26	20	16,077	13,701	17
Provision for credit losses (2)	914	1,135	1,040	681	1,005	(19)	(9)	2,049	1,937	6
Wells Fargo net income	6,407	5,253	5,361	5,589	5,494	22	17	11,660	10,388	12
Wells Fargo net income applicable to common stock	6,160	5,000	5,114	5,341	5,214	23	18	11,160	9,830	14

Common Share Data
Diluted earnings per common share	2.00	1.60	1.62	1.66	1.60	25	25	3.60	2.98	21
Dividends declared per common share	0.45	0.45	0.45	0.45	0.40	—	13	0.90	0.80	13
Common shares outstanding	3,028.5	3,064.3	3,092.6	3,148.9	3,220.4	(1)	(6)
Average common shares outstanding	3,044.0	3,080.0	3,113.8	3,182.2	3,232.7	(1)	(6)	3,061.9	3,256.4	(6)
Diluted average common shares outstanding	3,074.6	3,117.7	3,159.0	3,223.5	3,267.0	(1)	(6)	3,096.0	3,294.2	(6)
Book value per common share (3)	$54.48	53.25	53.24	52.30	51.13	2	7
Tangible book value per common share (3)(4)	46.13	44.98	45.02	44.18	43.18	3	7

Selected Equity Data (period-end)
Total equity	182,323	180,313	183,038	183,012	182,954	1	—
Common stockholders' equity	164,981	163,188	164,651	164,687	164,644	1	—
Tangible common equity (4)	139,703	137,817	139,219	139,119	139,057	1	—

Performance Ratios
Return on average assets (ROA) (5)	1.15%	0.98	1.02	1.10	1.14			1.07%	1.09
Return on average equity (ROE) (6)	15.0	12.2	12.3	12.8	12.8			13.6	12.2
Return on average tangible common equity (ROTCE) (4)	17.7	14.5	14.5	15.2	15.2			16.1	14.4
Efficiency ratio (7)	60	67	64	65	64			64	67
Net interest margin on a taxable-equivalent basis	2.43	2.47	2.60	2.61	2.68			2.45	2.67
Average deposit cost	1.51	1.43	1.44	1.54	1.52			1.47	1.55
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Selected Balance Sheet Data (average)
Loans	$1,026,479	996,025	955,849	928,677	916,719	3%	12	$1,011,336	912,474	11%
Assets	2,227,923	2,168,224	2,079,777	2,010,200	1,933,371	3	15	2,198,238	1,926,554	14
Deposits	1,465,600	1,415,034	1,377,718	1,339,939	1,331,651	4	10	1,440,457	1,335,469	8

Selected Balance Sheet Data (period-end)
Available-for-sale and held-to-maturity debt securities	448,899	426,953	421,596	420,914	406,362	5	10
Loans	1,031,115	1,016,787	986,167	943,102	924,418	1	12
Allowance for credit losses for loans	14,407	14,374	14,337	14,311	14,568	—	(1)
Assets	2,282,201	2,205,752	2,148,631	2,062,926	1,981,269	3	15
Deposits	1,501,405	1,454,939	1,426,207	1,367,361	1,340,703	3	12

Headcount (#) (period-end)	197,466	200,999	205,198	210,821	212,804	(2)	(7)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.3%	10.3	10.6	11.0	11.1
Tier 1 capital	11.4	11.4	11.9	12.3	12.5
Total capital	13.7	13.8	14.3	14.8	15.0
Risk-weighted assets (RWAs) (in billions)	$1,342.2	1,316.0	1,294.6	1,242.4	1,225.9	2	9

Advanced Approach:
Common Equity Tier 1 (CET1)	12.1%	12.1	12.4	12.7	12.7
Tier 1 capital	13.4	13.4	13.8	14.3	14.3
Total capital	15.3	15.3	15.7	16.2	16.2
Risk-weighted assets (RWAs) (in billions)	$1,140.6	1,121.0	1,112.5	1,072.2	1,070.4	2	7

Tier 1 leverage ratio	6.9%	7.0	7.5	7.7	8.0
Supplementary Leverage Ratio (SLR)	5.8	5.9	6.2	6.4	6.7
Total Loss Absorbing Capacity (TLAC) Ratio (3)	22.8	23.0	23.2	24.6	24.4
Liquidity Coverage Ratio (LCR) (4)	119	120	119	121	121
(1)Ratios and metrics for June 30, 2026, are preliminary estimates.
(2)See the table on page 26 for more information on CET1, Tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Interest income	$23,284	22,445	22,602	22,419	21,320	4%	9	$45,729	42,293	8%
Interest expense	10,967	10,349	10,271	10,469	9,612	6	14	21,316	19,090	12
Net interest income	12,317	12,096	12,331	11,950	11,708	2	5	24,413	23,203	5
Noninterest income
Deposit-related fees	1,357	1,319	1,291	1,290	1,249	3	9	2,676	2,518	6
Lending-related fees	405	393	393	384	373	3	9	798	737	8
Investment advisory and other asset-based fees	2,821	2,824	2,803	2,660	2,499	—	13	5,645	5,035	12
Commissions and brokerage services fees	687	667	657	651	610	3	13	1,354	1,248	8
Investment banking fees	939	796	716	840	696	18	35	1,735	1,471	18
Card fees	1,222	1,138	1,149	1,223	1,173	7	4	2,360	2,217	6
Mortgage banking	256	201	322	268	230	27	11	457	562	(19)
Net gains from trading activities	1,393	1,351	979	1,408	1,376	3	1	2,744	2,760	(1)
Net gains (losses) from debt securities	1	—	3	—	—	NM	NM	1	(147)	101
Net gains (losses) from equity securities	847	172	319	149	119	392	612	1,019	(224)	555
Other	377	489	329	613	789	(23)	(52)	866	1,591	(46)
Total noninterest income	10,305	9,350	8,961	9,486	9,114	10	13	19,655	17,768	11
Total revenue	22,622	21,446	21,292	21,436	20,822	5	9	44,068	40,971	8
Provision for credit losses (1)	914	1,135	1,040	681	1,005	(19)	(9)	2,049	1,937	6
Noninterest expense
Personnel	8,851	9,593	9,077	9,021	8,709	(8)	2	18,444	18,183	1
Technology, telecommunications and equipment	1,457	1,397	1,374	1,319	1,287	4	13	2,854	2,510	14
Occupancy	803	778	840	784	766	3	5	1,581	1,527	4
Professional and outside services	1,109	1,066	1,236	1,177	1,089	4	2	2,175	2,127	2
Advertising and promotion	361	369	352	295	266	(2)	36	730	447	63
Other	1,080	1,127	847	1,250	1,262	(4)	(14)	2,207	2,476	(11)
Total noninterest expense	13,661	14,330	13,726	13,846	13,379	(5)	2	27,991	27,270	3
Income before income tax expense	8,047	5,981	6,526	6,909	6,438	35	25	14,028	11,764	19
Income tax expense	1,402	691	1,103	1,300	916	103	53	2,093	1,438	46
Net income before noncontrolling interests	6,645	5,290	5,423	5,609	5,522	26	20	11,935	10,326	16
Less: Net income (loss) from noncontrolling interests	238	37	62	20	28	543	750	275	(62)	544
Wells Fargo net income	$6,407	5,253	5,361	5,589	5,494	22%	17	$11,660	10,388	12%
Less: Preferred stock dividends and other	247	253	247	248	280	(2)	(12)	500	558	(10)
Wells Fargo net income applicable to common stock	$6,160	5,000	5,114	5,341	5,214	23%	18	$11,160	9,830	14%
Per share information
Earnings per common share	$2.02	1.62	1.64	1.68	1.61	25%	25	$3.64	3.02	21%
Diluted earnings per common share	2.00	1.60	1.62	1.66	1.60	25	25	3.60	2.98	21
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Jun 30, 2026 % Change from
(in millions, except shares)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025
Assets
Cash and due from banks	$42,161	33,543	39,182	34,801	35,081	26%	20
Interest-earning deposits with banks	161,214	141,241	135,028	139,524	159,480	14	1
Federal funds sold and securities borrowed or purchased under resale agreements	205,345	215,599	193,929	154,576	104,815	(5)	96
Trading assets	243,168	221,711	227,935	225,624	192,933	10	26
Available-for-sale debt securities	250,326	222,873	213,573	206,682	184,869	12	35
Held-to-maturity debt securities	198,573	204,080	208,023	214,232	221,493	(3)	(10)
Loans	1,031,115	1,016,787	986,167	943,102	924,418	1	12
Allowance for loan losses	(13,905)	(13,864)	(13,797)	(13,744)	(13,961)	—	—
Net loans	1,017,210	1,002,923	972,370	929,358	910,457	1	12
Premises and equipment, net	11,631	11,499	11,395	11,040	10,768	1	8
Goodwill	24,963	24,965	24,967	25,069	25,071	—	—
Equity securities	42,378	41,126	40,932	39,267	39,051	3	9
Other assets	85,232	86,192	81,297	82,753	97,251	(1)	(12)
Total assets	$2,282,201	2,205,752	2,148,631	2,062,926	1,981,269	3	15
Liabilities
Noninterest-bearing deposits	$370,116	365,712	365,368	366,814	370,844	1	—
Interest-bearing deposits	1,131,289	1,089,227	1,060,839	1,000,547	969,859	4	17
Total deposits	1,501,405	1,454,939	1,426,207	1,367,361	1,340,703	3	12
Federal funds purchased and securities loaned or sold under repurchase agreements	251,804	234,371	232,687	202,274	161,618	7	56
Short-term borrowings	25,168	32,282	18,323	16,449	13,361	(22)	88
Trading liabilities	56,631	53,647	45,468	45,258	43,531	6	30
Accrued expenses and other liabilities	82,731	66,259	68,196	70,799	62,865	25	32
Long-term debt	182,139	183,941	174,712	177,773	176,237	(1)	3
Total liabilities	2,099,878	2,025,439	1,965,593	1,879,914	1,798,315	4	17
Equity
Wells Fargo stockholders’ equity:
Preferred stock	15,348	15,348	16,608	16,608	16,608	—	(8)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	61,192	60,852	61,288	61,016	60,669	1	1
Retained earnings	237,230	232,459	228,873	225,189	221,308	2	7
Accumulated other comprehensive loss	(8,277)	(7,922)	(6,673)	(7,647)	(9,366)	(4)	12
Treasury stock (1)	(134,439)	(131,477)	(128,115)	(123,148)	(117,244)	(2)	(15)
Total Wells Fargo stockholders’ equity	180,190	178,396	181,117	181,154	181,111	1	(1)
Noncontrolling interests	2,133	1,917	1,921	1,858	1,843	11	16
Total equity	182,323	180,313	183,038	183,012	182,954	1	—
Total liabilities and equity	$2,282,201	2,205,752	2,148,631	2,062,926	1,981,269	3	15
(1)Number of shares of treasury stock were 2,453,296,138, 2,417,471,421, 2,389,192,624, 2,332,874,793, and 2,261,443,304 at June 30, and March 31, 2026, and December 31, September 30, and June 30, 2025, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Jun 30, 2026 % Change from		Six months ended		% Change
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Average Balances

Assets
Interest-earning deposits with banks	$161,991	152,119	144,428	158,704	137,136	6%	18	$157,082	143,958	9%
Federal funds sold and securities borrowed or purchased under resale agreements	191,176	192,250	159,759	120,900	105,987	(1)	80	191,710	103,594	85
Trading assets	193,690	192,209	183,706	172,409	157,704	1	23	192,954	157,064	23
Available-for-sale debt securities	235,644	217,181	212,487	200,309	187,390	9	26	226,463	181,503	25
Held-to-maturity debt securities	204,500	209,089	213,545	221,447	227,525	(2)	(10)	206,781	230,720	(10)
Loans	1,026,479	996,025	955,849	928,677	916,719	3	12	1,011,336	912,474	11
Equity securities	13,014	13,123	11,712	12,450	12,039	(1)	8	13,068	12,062	8
Other interest-earning assets	18,119	15,321	17,809	17,614	17,660	18	3	16,729	15,891	5
Total interest-earning assets	2,044,613	1,987,317	1,899,295	1,832,510	1,762,160	3	16	2,016,123	1,757,266	15
Total noninterest-earning assets	183,310	180,907	180,482	177,690	171,211	1	7	182,115	169,288	8
Total assets	$2,227,923	2,168,224	2,079,777	2,010,200	1,933,371	3	15	$2,198,238	1,926,554	14
Liabilities
Interest-bearing deposits	$1,111,204	1,064,033	1,020,494	984,197	970,684	4	14	$1,087,749	971,799	12
Federal funds purchased and securities loaned or sold under repurchase agreements	242,917	242,429	215,871	182,636	130,388	—	86	242,675	122,986	97
Short-term borrowings	33,104	29,397	10,869	17,936	6,455	13	413	31,261	4,468	600
Trading liabilities	38,368	35,831	35,702	33,086	30,937	7	24	37,106	30,750	21
Long-term debt	182,830	181,875	177,130	175,944	175,289	1	4	182,355	174,177	5
Other interest-bearing liabilities	21,787	20,498	19,619	20,382	20,906	6	4	21,146	19,769	7
Total interest-bearing liabilities	1,630,210	1,574,063	1,479,685	1,414,181	1,334,659	4	22	1,602,292	1,323,949	21
Noninterest-bearing deposits	354,396	351,001	357,224	355,742	360,967	1	(2)	352,708	363,670	(3)
Other noninterest-bearing liabilities	61,407	59,467	59,024	56,849	54,477	3	13	60,441	55,623	9
Total liabilities	2,046,013	1,984,531	1,895,933	1,826,772	1,750,103	3	17	2,015,441	1,743,242	16
Total equity	181,910	183,693	183,844	183,428	183,268	(1)	(1)	182,797	183,312	—
Total liabilities and equity	$2,227,923	2,168,224	2,079,777	2,010,200	1,933,371	3	15	$2,198,238	1,926,554	14

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	3.35%	3.38	3.65	4.01	3.96			3.36%	3.96
Federal funds sold and securities borrowed or purchased under resale agreements	3.64	3.67	3.95	4.22	4.19			3.65	4.22
Trading assets	3.94	3.89	4.11	3.97	4.02			3.92	3.96
Available-for-sale debt securities	4.43	4.44	4.60	4.66	4.62			4.43	4.55
Held-to-maturity debt securities	2.24	2.27	2.27	2.32	2.35			2.26	2.38
Loans	5.60	5.62	5.78	5.97	5.95			5.61	5.95
Equity securities	2.87	2.79	2.64	2.22	2.19			2.83	2.41
Other interest-earning assets	4.28	3.55	4.78	5.61	4.24			3.94	4.39
Total interest-earning assets	4.58	4.58	4.75	4.88	4.87			4.58	4.86
Interest-bearing liabilities
Interest-bearing deposits	1.99	1.90	1.94	2.09	2.09			1.94	2.13
Federal funds purchased and securities loaned or sold under repurchase agreements	3.72	3.74	4.05	4.39	4.40			3.73	4.40
Short-term borrowings	4.00	4.04	4.47	4.68	5.04			4.02	5.16
Trading liabilities	3.08	3.15	3.23	3.20	3.19			3.11	3.18
Long-term debt	5.22	5.25	5.61	5.89	5.95			5.24	5.96
Other interest-bearing liabilities	3.47	3.60	3.61	3.75	3.61			3.53	3.57
Total interest-bearing liabilities	2.70	2.66	2.76	2.94	2.89			2.68	2.90

Interest rate spread on a taxable-equivalent basis (2)	1.88	1.92	1.99	1.94	1.98			1.90	1.96
Net interest margin on a taxable-equivalent basis (2)	2.43	2.47	2.60	2.61	2.68			2.45	2.67
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $75 million, $72 million, $74 million, $75 million, and $77 million for the quarters ended June 30, and March 31, 2026, and December 31, September 30, and June 30, 2025, respectively, and $147 million and $154 million for the first half of 2026 and 2025, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended June 30, 2026
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,742	2,047	2,273	919	(589)	(75)	12,317
Noninterest income	2,546	1,071	3,152	2,973	1,002	(439)	10,305
Total revenue	10,288	3,118	5,425	3,892	413	(514)	22,622
Provision for credit losses	945	131	(181)	17	2	—	914
Noninterest expense	6,286	1,412	2,497	3,160	306	—	13,661
Income (loss) before income tax expense (benefit)	3,057	1,575	3,109	715	105	(514)	8,047
Income tax expense (benefit)	767	397	780	178	(206)	(514)	1,402
Net income before noncontrolling interests	2,290	1,178	2,329	537	311	—	6,645
Less: Net income from noncontrolling interests	—	2	—	—	236	—	238
Net income	$2,290	1,176	2,329	537	75	—	6,407

					Quarter ended March 31, 2026
Net interest income	$7,551	1,988	2,184	905	(460)	(72)	12,096
Noninterest income	2,447	1,132	3,094	2,970	228	(521)	9,350
Total revenue	9,998	3,120	5,278	3,875	(232)	(593)	21,446
Provision for credit losses	818	150	175	(10)	2	—	1,135
Noninterest expense	6,589	1,608	2,692	3,262	179	—	14,330
Income (loss) before income tax expense (benefit)	2,591	1,362	2,411	623	(413)	(593)	5,981
Income tax expense (benefit)	650	343	602	155	(466)	(593)	691
Net income before noncontrolling interests	1,941	1,019	1,809	468	53	—	5,290
Less: Net income from noncontrolling interests	—	2	—	—	35	—	37
Net income	$1,941	1,017	1,809	468	18	—	5,253

					Quarter ended June 30, 2025
Net interest income	$7,305	1,983	1,815	785	(103)	(77)	11,708
Noninterest income	2,383	950	2,858	2,653	662	(392)	9,114
Total revenue	9,688	2,933	4,673	3,438	559	(469)	20,822
Provision for credit losses	945	(43)	103	12	(12)	—	1,005
Noninterest expense	6,179	1,519	2,251	2,865	565	—	13,379
Income (loss) before income tax expense (benefit)	2,564	1,457	2,319	561	6	(469)	6,438
Income tax expense (benefit)	641	369	582	141	(348)	(469)	916
Net income before noncontrolling interests	1,923	1,088	1,737	420	354	—	5,522
Less: Net income from noncontrolling interests	—	2	—	—	26	—	28
Net income	$1,923	1,086	1,737	420	328	—	5,494
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Six months ended June 30, 2026
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$15,293	4,035	4,457	1,824	(1,049)	(147)	24,413
Noninterest income	4,993	2,203	6,246	5,943	1,230	(960)	19,655
Total revenue	20,286	6,238	10,703	7,767	181	(1,107)	44,068
Provision for credit losses	1,763	281	(6)	7	4	—	2,049
Noninterest expense	12,875	3,020	5,189	6,422	485	—	27,991
Income (loss) before income tax expense (benefit)	5,648	2,937	5,520	1,338	(308)	(1,107)	14,028
Income tax expense (benefit)	1,417	740	1,382	333	(672)	(1,107)	2,093
Net income before noncontrolling interests	4,231	2,197	4,138	1,005	364	—	11,935
Less: Net income from noncontrolling interests	—	4	—	—	271	—	275
Net income	$4,231	2,193	4,138	1,005	93	—	11,660

					Six months ended June 30, 2025
Net interest income	$14,344	3,960	3,605	1,515	(67)	(154)	23,203
Noninterest income	4,727	1,898	6,132	5,327	449	(765)	17,768
Total revenue	19,071	5,858	9,737	6,842	382	(919)	40,971
Provision for credit losses	1,684	144	103	23	(17)	—	1,937
Noninterest expense	12,521	3,189	4,727	5,811	1,022	—	27,270
Income (loss) before income tax expense (benefit)	4,866	2,525	4,907	1,008	(623)	(919)	11,764
Income tax expense (benefit)	1,211	641	1,229	239	(963)	(919)	1,438
Net income before noncontrolling interests	3,655	1,884	3,678	769	340	—	10,326
Less: Net income (loss) from noncontrolling interests	—	4	—	—	(66)	—	(62)
Net income	$3,655	1,880	3,678	769	406	—	10,388
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Income Statement
Net interest income	$7,742	7,551	7,661	7,628	7,305	3%	6	$15,293	14,344	7%
Noninterest income:
Deposit-related fees	747	720	693	698	653	4	14	1,467	1,304	13
Investment advisory and other asset-based fees	264	264	253	249	232	—	14	528	472	12
Commissions and brokerage services fees	127	115	118	133	111	10	14	242	224	8
Card fees	1,148	1,064	1,088	1,162	1,109	8	4	2,212	2,087	6
Mortgage banking	154	163	179	199	169	(6)	(9)	317	391	(19)
Other	106	121	118	103	109	(12)	(3)	227	249	(9)
Total noninterest income	2,546	2,447	2,449	2,544	2,383	4	7	4,993	4,727	6
Total revenue	10,288	9,998	10,110	10,172	9,688	3	6	20,286	19,071	6
Net charge-offs	799	820	775	766	818	(3)	(2)	1,619	1,695	(4)
Change in the allowance for credit losses	146	(2)	136	1	127	NM	15	144	(11)	NM
Provision for credit losses	945	818	911	767	945	16	—	1,763	1,684	5
Noninterest expense	6,286	6,589	6,238	6,376	6,179	(5)	2	12,875	12,521	3
Income before income tax expense	3,057	2,591	2,961	3,029	2,564	18	19	5,648	4,866	16
Income tax expense	767	650	742	759	641	18	20	1,417	1,211	17
Net income	$2,290	1,941	2,219	2,270	1,923	18	19	$4,231	3,655	16
Revenue by Line of Business
Consumer, Small and Business Banking	$7,308	7,019	7,130	7,089	6,748	4	8	$14,327	13,199	9
Credit Card	1,614	1,595	1,600	1,663	1,588	1	2	3,209	3,112	3
Home Lending	762	787	807	870	821	(3)	(7)	1,549	1,687	(8)
Auto	320	295	282	256	241	8	33	615	478	29
Personal Lending	284	302	291	294	290	(6)	(2)	586	595	(2)
Total revenue	$10,288	9,998	10,110	10,172	9,688	3	6	$20,286	19,071	6
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking (1)	$17,892	17,399	17,201	17,520	9,513	3	88	$17,647	9,481	86
Credit Card	52,655	53,041	52,898	51,121	49,947	(1)	5	52,847	50,028	6
Home Lending	197,949	198,493	200,226	201,803	203,556	—	(3)	198,219	204,526	(3)
Auto	55,701	52,567	48,699	44,775	42,366	6	31	54,143	42,432	28
Personal Lending	13,631	13,765	13,977	13,880	13,651	(1)	—	13,698	13,776	(1)
Total loans	$337,828	335,265	333,001	329,099	319,033	1	6	$336,554	320,243	5
Total deposits (1)	828,363	816,621	807,643	808,942	805,537	1	3	822,524	802,725	2
Allocated capital (2)	33,000	33,000	45,500	45,500	45,500	—	(27)	33,000	45,500	(27)

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking (1)	$18,197	17,891	17,203	17,755	9,696	2	88
Credit Card	53,334	52,266	54,059	51,572	50,084	2	6
Home Lending	198,187	198,516	199,742	201,345	203,062	—	(2)
Auto	57,391	54,279	50,954	46,524	43,373	6	32
Personal Lending	13,830	13,608	14,052	13,984	13,790	2	—
Total loans	$340,939	336,560	336,010	331,180	320,005	1	7
Total deposits (1)	832,165	840,556	821,100	810,992	806,572	(1)	3
NM – Not meaningful
(1)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.
(2)In first quarter 2026, we updated our assumptions and methodologies used to allocate capital as part of our periodic assessments.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	27.1%	23.1	18.8	19.2	16.4			25.1%	15.6
Efficiency ratio (2)	61	66	62	63	64			63	66
Retail bank branches (#, period-end)	4,079	4,093	4,090	4,108	4,135	—%	(1)
Digital active customers (# in millions, period-end) (3)	38.0	38.1	37.2	37.0	36.6	—	4
Mobile active customers (# in millions, period-end) (3)	33.7	33.5	32.8	32.5	32.1	1	5

Consumer, Small and Business Banking:
Deposit spread (4)	2.60%	2.58	2.60	2.59	2.53			2.59%	2.49
Debit card purchase volume ($ in billions) (5)	$144.8	134.3	137.3	133.6	133.6	8	8	$279.1	259.6	8%
Debit card purchase transactions (# in millions) (5)	2,780	2,582	2,696	2,674	2,655	8	5	5,362	5,141	4
Client assets in advisory and brokerage accounts ($ in billions, period-end)	$282	261	265	262	249	8	13

Home Lending:
Mortgage loan originations ($ in billions)	$9.0	6.3	7.5	7.0	7.4	43	22	$15.3	11.8	30
% of originations held for sale (HFS)	20.6%	24.4	21.9	31.0	34.0			22.2%	35.6
Third party mortgage loans serviced ($ in billions, period-end) (6)	$361.4	386.6	397.0	433.8	455.5	(7)	(21)
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.32%	0.30	0.31	0.32	0.30

Credit Card (5):
Credit card purchase volume ($ in billions)	$44.5	40.0	42.2	40.3	39.9	11	12	$84.5	76.6	10
Credit card new accounts (# in thousands)	662	631	710	707	452	5	46	1,293	848	52
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.58%	2.77	2.78	2.68	2.63
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.34	1.45	1.42	1.34	1.32

Auto:
Auto loan originations ($ in billions)	$9.7	9.7	10.2	8.8	6.9	—	41	$19.4	11.5	69
Auto loans 30+ days delinquency rate (period-end) (8)(9)	1.31%	1.26	1.52	1.54	1.72
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Reflects combined activity for consumer and small business customers.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans that are insured or guaranteed by U.S. government agencies.
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Income Statement
Net interest income	$2,047	1,988	1,993	1,949	1,983	3%	3	$4,035	3,960	2%
Noninterest income:
Deposit-related fees	325	319	320	311	324	2	—	644	659	(2)
Lending-related fees	148	150	147	144	138	(1)	7	298	274	9
Lease income	106	121	115	119	116	(12)	(9)	227	239	(5)
Other	492	542	504	518	372	(9)	32	1,034	726	42
Total noninterest income	1,071	1,132	1,086	1,092	950	(5)	13	2,203	1,898	16
Total revenue	3,118	3,120	3,079	3,041	2,933	—	6	6,238	5,858	6
Net charge-offs	93	58	96	83	98	60	(5)	151	139	9
Change in the allowance for credit losses	38	92	9	(44)	(141)	(59)	127	130	5	NM
Provision for credit losses	131	150	105	39	(43)	(13)	405	281	144	95
Noninterest expense	1,412	1,608	1,443	1,445	1,519	(12)	(7)	3,020	3,189	(5)
Income before income tax expense	1,575	1,362	1,531	1,557	1,457	16	8	2,937	2,525	16
Income tax expense	397	343	387	393	369	16	8	740	641	15
Less: Net income from noncontrolling interests	2	2	2	2	2	—	—	4	4	—
Net income	$1,176	1,017	1,142	1,162	1,086	16	8	$2,193	1,880	17

Revenue by Product
Lending and leasing	$1,278	1,250	1,254	1,251	1,262	2	1	$2,528	2,529	—
Treasury management and payments	1,307	1,304	1,284	1,206	1,250	—	5	2,611	2,510	4
Other	533	566	541	584	421	(6)	27	1,099	819	34
Total revenue	$3,118	3,120	3,079	3,041	2,933	—	6	$6,238	5,858	6

Selected Metrics
Return on allocated capital	17.2%	15.0	16.5	16.8	15.8			16.1%	13.6
Efficiency ratio	45	52	47	48	52			48	54
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$181,739	174,308	170,565	166,946	167,134	4%	9	$178,044	165,632	7%
Commercial real estate	40,179	39,481	38,405	37,605	44,373	2	(9)	39,832	44,485	(10)
Lease financing and other	15,209	15,271	15,046	14,805	14,954	—	2	15,240	15,023	1
Total loans (1)	$237,127	229,060	224,016	219,356	226,461	4	5	$233,116	225,140	4

Total deposits (1)	189,534	185,897	180,989	171,976	177,994	2	6	187,726	180,413	4
Allocated capital	26,000	26,000	26,000	26,000	26,000	—	—	26,000	26,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$183,633	181,173	173,931	170,031	169,958	1	8
Commercial real estate	40,648	40,029	39,227	38,030	44,484	2	(9)
Lease financing and other	15,527	15,375	15,469	15,174	15,102	1	3
Total loans (1)	$239,808	236,577	228,627	223,235	229,544	1	4

Total deposits (1)	198,805	189,802	190,004	176,954	179,848	5	11
(1)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Income Statement
Net interest income	$2,273	2,184	2,082	1,870	1,815	4%	25	$4,457	3,605	24%
Noninterest income:
Deposit-related fees	277	274	272	273	266	1	4	551	541	2
Lending-related fees	229	217	220	214	209	6	10	446	410	9
Investment banking fees	948	844	694	826	700	12	35	1,792	1,465	22
Net gains from trading activities	1,309	1,382	927	1,367	1,335	(5)	(2)	2,691	2,693	—
Other	389	377	421	329	348	3	12	766	1,023	(25)
Total noninterest income	3,152	3,094	2,534	3,009	2,858	2	10	6,246	6,132	2
Total revenue	5,425	5,278	4,616	4,879	4,673	3	16	10,703	9,737	10
Net charge-offs	(15)	224	182	96	75	NM	NM	209	172	22
Change in the allowance for credit losses	(166)	(49)	(104)	(203)	28	NM	NM	(215)	(69)	NM
Provision for credit losses	(181)	175	78	(107)	103	NM	NM	(6)	103	NM
Noninterest expense	2,497	2,692	2,347	2,362	2,251	(7)	11	5,189	4,727	10
Income before income tax expense	3,109	2,411	2,191	2,624	2,319	29	34	5,520	4,907	12
Income tax expense	780	602	552	658	582	30	34	1,382	1,229	12
Net income	$2,329	1,809	1,639	1,966	1,737	29	34	$4,138	3,678	13

Revenue by Line of Business
Banking:
Lending	$724	700	656	647	601	3	20	$1,424	1,219	17
Treasury Management and Payments	661	655	648	630	611	1	8	1,316	1,229	7
Investment Banking	628	602	457	554	463	4	36	1,230	997	23
Total Banking	2,013	1,957	1,761	1,831	1,675	3	20	3,970	3,445	15
Commercial Real Estate	1,197	1,146	1,236	1,186	1,212	4	(1)	2,343	2,661	(12)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,536	1,583	1,164	1,355	1,391	(3)	10	3,119	2,773	12
Equities	635	543	453	450	387	17	64	1,178	835	41
Credit Adjustment (CVA/DVA/FVA) and Other	35	47	(15)	48	1	(26)	NM	82	(2)	NM
Total Markets	2,206	2,173	1,602	1,853	1,779	2	24	4,379	3,606	21
Other	9	2	17	9	7	350	29	11	25	(56)
Total revenue	$5,425	5,278	4,616	4,879	4,673	3	16	$10,703	9,737	10

Selected Metrics
Return on allocated capital	19.2%	14.9	13.8	16.8	14.9			17.1%	15.9
Efficiency ratio	46	51	51	48	48			48	49
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$278,389	262,181	233,429	214,774	202,473	6%	37	$270,330	197,590	37%
Commercial real estate	80,984	80,134	79,437	81,121	83,413	1	(3)	80,561	84,020	(4)
Total loans	$359,373	342,315	312,866	295,895	285,886	5	26	$350,891	281,610	25

Loans by Line of Business:
Banking	$124,981	117,741	100,961	92,787	88,994	6	40	$121,381	87,768	38
Commercial Real Estate	123,146	119,452	116,584	117,115	117,917	3	4	121,309	117,619	3
Markets	111,246	105,122	95,321	85,993	78,975	6	41	108,201	76,223	42
Total loans	$359,373	342,315	312,866	295,895	285,886	5	26	$350,891	281,610	25
Trading-related assets:
Trading assets, excluding derivative assets	$204,106	205,653	197,928	177,045	158,449	(1)	29	$204,875	158,996	29
Derivative assets	26,518	22,375	22,392	22,682	23,404	19	13	24,458	21,556	13
Securities borrowed or purchased under resale agreements	170,853	169,870	144,040	115,868	101,894	1	68	170,364	99,546	71
Total trading-related assets	$401,477	397,898	364,360	315,595	283,747	1	41	$399,697	280,098	43
Total assets	825,944	801,973	735,281	679,877	641,499	3	29	814,025	626,352	30
Total deposits	234,762	214,345	214,520	204,056	202,420	10	16	224,610	203,163	11
Allocated capital (1)	46,500	46,500	44,000	44,000	44,000	—	6	46,500	44,000	6

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$275,653	272,820	253,004	224,462	208,161	1	32
Commercial real estate	80,099	80,331	80,505	79,518	82,417	—	(3)
Total loans	$355,752	353,151	333,509	303,980	290,578	1	22

Loans by Line of Business:
Banking	$120,812	124,115	111,260	95,215	90,999	(3)	33
Commercial Real Estate	123,316	119,402	118,516	116,314	117,233	3	5
Markets	111,624	109,634	103,733	92,451	82,346	2	36
Total loans	$355,752	353,151	333,509	303,980	290,578	1	22
Trading-related assets:
Trading assets, excluding derivative assets	$217,646	198,601	205,356	202,471	168,029	10	30
Derivative assets	25,759	23,221	22,474	22,574	24,700	11	4
Securities borrowed or purchased under resale agreements	201,312	166,833	170,661	130,196	100,268	21	101
Total trading-related assets	$444,717	388,655	398,491	355,241	292,997	14	52
Total assets	862,472	805,350	787,751	715,683	658,029	7	31
Total deposits	250,097	214,501	224,146	211,051	208,048	17	20
(1)In first quarter 2026, we updated our assumptions and methodologies used to allocate capital as part of our periodic assessments.

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT (WIM) SEGMENT

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Income Statement
Net interest income	$919	905	868	851	785	2%	17	$1,824	1,515	20%
Noninterest income:
Investment advisory and other asset-based fees	2,506	2,503	2,492	2,353	2,208	—	13	5,009	4,442	13
Commissions and brokerage services fees	437	438	442	424	400	—	9	875	821	7
Other	30	29	19	46	45	3	(33)	59	64	(8)
Total noninterest income	2,973	2,970	2,953	2,823	2,653	—	12	5,943	5,327	12
Total revenue	3,892	3,875	3,821	3,674	3,438	—	13	7,767	6,842	14
Net charge-offs	(1)	(1)	—	(1)	6	—	NM	(2)	—	NM
Change in the allowance for credit losses	18	(9)	(9)	(13)	6	300	200	9	23	(61)
Provision for credit losses	17	(10)	(9)	(14)	12	270	42	7	23	(70)
Noninterest expense	3,160	3,262	3,074	3,013	2,865	(3)	10	6,422	5,811	11
Income before income tax expense	715	623	756	675	561	15	27	1,338	1,008	33
Income tax expense	178	155	191	169	141	15	26	333	239	39
Net income	$537	468	565	506	420	15	28	$1,005	769	31

Selected Metrics
Return on allocated capital	32.4%	28.4	33.6	29.9	25.0			30.4%	23.0
Efficiency ratio	81	84	80	82	83			83	85
Client assets ($ in billions, period-end):
Advisory assets	$1,225	1,119	1,127	1,104	1,042	9	18
Other brokerage assets and deposits	1,466	1,364	1,382	1,369	1,304	7	12
Total Company-wide client assets (1)	$2,691	2,483	2,509	2,473	2,346	8	15

Total WIM client assets	$2,409	2,222	2,244	2,211	2,097	8	15

Selected Balance Sheet Data (average)
Total loans	$91,143	88,386	84,949	82,330	81,271	3	12	$89,772	81,101	11
Total deposits	109,788	112,098	105,542	99,764	99,458	(2)	10	110,937	100,770	10
Allocated capital	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

Selected Balance Sheet Data (period-end)
Total loans	$93,804	89,537	87,106	83,786	81,327	5	15
Total deposits	110,599	113,659	117,478	103,957	97,318	(3)	14
NM – Not meaningful
(1)Includes amounts for clients of the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Income Statement
Net interest income	$(589)	(460)	(199)	(273)	(103)	(28)%	NM	$(1,049)	(67)	NM
Noninterest income	1,002	228	388	449	662	339	51	1,230	449	174%
Total revenue	413	(232)	189	176	559	278	(26)	181	382	(53)
Net charge-offs	7	5	(23)	10	—	40	NM	12	—	NM
Change in the allowance for credit losses	(5)	(3)	(22)	(14)	(12)	(67)	58	(8)	(17)	53
Provision for credit losses	2	2	(45)	(4)	(12)	—	117	4	(17)	124
Noninterest expense	306	179	624	650	565	71	(46)	485	1,022	(53)
Income (loss) before income tax benefit	105	(413)	(390)	(470)	6	125	NM	(308)	(623)	51
Income tax benefit	(206)	(466)	(246)	(173)	(348)	56	41	(672)	(963)	30
Less: Net income (loss) from noncontrolling interests	236	35	60	18	26	574	808	271	(66)	511
Net income (loss)	$75	18	(204)	(315)	328	317	(77)	$93	406	(77)

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$226,383	208,869	203,202	188,103	172,879	8	31	$217,674	167,186	30
Held-to-maturity debt securities	197,708	202,212	206,595	214,409	220,364	(2)	(10)	199,948	223,521	(11)
Equity securities	17,316	17,487	16,062	16,450	15,493	(1)	12	17,401	15,446	13
Total assets	672,761	649,698	638,732	636,359	601,010	4	12	661,293	609,627	8
Total deposits	103,153	86,073	69,024	55,201	46,242	20	123	94,660	48,398	96

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$241,832	214,935	205,670	198,665	176,235	13	37
Held-to-maturity debt securities	195,315	200,842	204,811	211,069	218,360	(3)	(11)
Equity securities	17,430	17,091	16,451	16,273	15,907	2	10
Total assets	671,987	669,736	638,664	642,044	624,556	—	8
Total deposits	109,739	96,421	73,479	64,407	48,917	14	124
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Jun 30, 2026 $ Change from
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025
Period-End Loans
Commercial and industrial	$487,630	481,915	452,068	417,904	402,150	5,715	85,480
Commercial real estate	132,986	132,213	132,284	130,250	132,560	773	426
Lease financing	15,683	15,512	15,543	15,311	15,060	171	623
Total commercial	636,299	629,640	599,895	563,465	549,770	6,659	86,529
Residential mortgage	240,774	240,839	242,190	243,910	245,755	(65)	(4,981)
Credit card	58,394	57,277	59,540	56,996	55,318	1,117	3,076
Auto	56,924	53,794	50,487	46,041	42,878	3,130	14,046
Other consumer (1)	38,724	35,237	34,055	32,690	30,697	3,487	8,027
Total consumer	394,816	387,147	386,272	379,637	374,648	7,669	20,168
Total loans	$1,031,115	1,016,787	986,167	943,102	924,418	14,328	106,697

Average Loans
Commercial and industrial	$487,527	463,064	427,616	405,753	393,602	24,463	93,925
Commercial real estate	133,701	132,134	130,507	131,623	133,661	1,567	40
Lease financing	15,408	15,462	15,243	14,986	16,046	(54)	(638)
Total commercial	636,636	610,660	573,366	552,362	543,309	25,976	93,327
Residential mortgage	240,656	241,078	242,848	244,562	246,512	(422)	(5,856)
Credit card	57,580	58,215	58,245	56,420	54,985	(635)	2,595
Auto	55,226	52,099	48,231	44,292	41,865	3,127	13,361
Other consumer	36,381	33,973	33,159	31,041	30,048	2,408	6,333
Total consumer	389,843	385,365	382,483	376,315	373,410	4,478	16,433
Total loans	$1,026,479	996,025	955,849	928,677	916,719	30,454	109,760

Average Interest Rates
Commercial and industrial	5.65%	5.68	5.94	6.26	6.29
Commercial real estate	5.56	5.62	5.94	6.15	6.17
Lease financing	5.88	5.81	5.86	5.85	5.72
Total commercial	5.64	5.67	5.93	6.23	6.24
Residential mortgage	3.74	3.72	3.72	3.72	3.70
Credit card	12.11	12.31	12.27	12.70	12.65
Auto	5.84	5.72	5.70	5.59	5.48
Other consumer	6.46	6.66	6.98	7.40	7.47
Total consumer	5.53	5.55	5.55	5.59	5.52
Total loans	5.60	5.62	5.78	5.97	5.95
(1)Includes $32.2 billion, $28.5 billion, $26.2 billion, $25.1 billion, and $23.1 billion at June 30, and March 31, 2026, and December 31, September 30, and June 30, 2025, respectively, of securities-based loans, including margin loans and securities-based credit lines, originated by the Wealth and Investment Management operating segment.

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Jun 30, 2026		Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Jun 30, 2026 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Mar 31, 2026	Jun 30, 2025
By product:
Commercial and industrial	$131	0.11%	$331	0.29%	$157	0.15%	$131	0.13%	$179	0.18%	$(200)	(48)
Commercial real estate	16	0.05	19	0.06	158	0.48	107	0.32	61	0.18	(3)	(45)
Lease financing	9	0.23	10	0.26	10	0.26	12	0.32	7	0.17	(1)	2
Total commercial	156	0.10	360	0.24	325	0.22	250	0.18	247	0.18	(204)	(91)
Residential mortgage	(14)	(0.02)	(14)	(0.02)	(13)	(0.02)	(22)	(0.04)	(3)	—	—	(11)
Credit card	600	4.18	605	4.21	583	3.97	571	4.02	622	4.54	(5)	(22)
Auto	54	0.39	63	0.49	60	0.49	50	0.45	30	0.29	(9)	24
Other consumer	80	0.88	86	1.03	91	1.09	93	1.19	101	1.35	(6)	(21)
Total consumer	720	0.74	740	0.78	721	0.75	692	0.73	750	0.81	(20)	(30)
Total net loan charge-offs	$876	0.34%	$1,100	0.45%	$1,046	0.43%	$942	0.40%	$997	0.44%	$(224)	(121)
By segment:
Consumer Banking and Lending	$799	0.95%	$820	0.99%	$775	0.93%	$766	0.93%	$818	1.04%	$(21)	(19)
Commercial Banking	92	0.16	57	0.10	90	0.16	83	0.15	98	0.17	35	(6)
Corporate and Investing Banking	(15)	(0.02)	224	0.27	181	0.23	94	0.13	75	0.11	(239)	(90)
Wealth and Investment Management	(1)	—	(1)	—	—	—	(1)	—	6	0.03	—	(7)
Corporate	1	0.40	—	—	—	—	—	—	—	—	1	1
Total net loan charge-offs	$876	0.34%	$1,100	0.45%	$1,046	0.43%	$942	0.40%	$997	0.44%	$(224)	(121)
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Jun 30, 2026 $ Change from
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025
Balance, beginning of period	$14,374	14,337	14,311	14,568	14,552	37	(178)
Provision for credit losses for loans	911	1,139	1,071	687	1,007	(228)	(96)
Net loan charge-offs:
Commercial and industrial	(131)	(331)	(157)	(131)	(179)	200	48
Commercial real estate	(16)	(19)	(158)	(107)	(61)	3	45
Lease financing	(9)	(10)	(10)	(12)	(7)	1	(2)
Total commercial	(156)	(360)	(325)	(250)	(247)	204	91
Residential mortgage	14	14	13	22	3	—	11
Credit card	(600)	(605)	(583)	(571)	(622)	5	22
Auto	(54)	(63)	(60)	(50)	(30)	9	(24)
Other consumer	(80)	(86)	(91)	(93)	(101)	6	21
Total consumer	(720)	(740)	(721)	(692)	(750)	20	30
Net loan charge-offs	(876)	(1,100)	(1,046)	(942)	(997)	224	121
Other	(2)	(2)	1	(2)	6	—	(8)
Balance, end of period	$14,407	14,374	14,337	14,311	14,568	33	(161)
Components:
Allowance for loan losses	$13,905	13,864	13,797	13,744	13,961	41	(56)
Allowance for unfunded credit commitments	502	510	540	567	607	(8)	(105)
Allowance for credit losses for loans	$14,407	14,374	14,337	14,311	14,568	33	(161)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.96x	3.11	3.32	3.68	3.49
Allowance for loan losses as a percentage of:
Total loans	1.35%	1.36	1.40	1.46	1.51
Nonaccrual loans	182	164	168	181	180
Allowance for credit losses for loans as a percentage of:
Total loans	1.40	1.41	1.45	1.52	1.58
Nonaccrual loans	188	170	175	188	188

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Jun 30, 2026		Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Jun 30, 2025
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,834	0.99%	$4,840	1.00%	$4,510	1.00%	$4,376	1.05%	$4,306	1.07%
Commercial real estate	2,349	1.77	2,478	1.87	2,737	2.07	2,965	2.28	3,317	2.50
Lease financing	212	1.35	211	1.36	210	1.35	211	1.38	212	1.41
Total commercial	7,395	1.16	7,529	1.20	7,457	1.24	7,552	1.34	7,835	1.43
Residential mortgage (1)	543	0.23	525	0.22	555	0.23	569	0.23	568	0.23
Credit card	4,974	8.52	4,902	8.56	4,956	8.32	4,907	8.61	4,910	8.88
Auto	948	1.67	878	1.63	817	1.62	717	1.56	657	1.53
Other consumer	547	1.41	540	1.53	552	1.62	566	1.73	598	1.95
Total consumer	7,012	1.78	6,845	1.77	6,880	1.78	6,759	1.78	6,733	1.80
Total allowance for credit losses for loans	$14,407	1.40%	$14,374	1.41%	$14,337	1.45%	$14,311	1.52%	$14,568	1.58%
By segment:
Consumer Banking and Lending	$7,878	2.31%	$7,732	2.30%	$7,734	2.30%	$7,599	2.29%	$7,458	2.33%
Commercial Banking	2,325	0.97	2,287	0.97	2,194	0.96	2,184	0.98	2,368	1.03
Corporate and Investing Banking	3,953	1.11	4,122	1.17	4,167	1.25	4,275	1.41	4,470	1.54
Wealth and Investment Management	250	0.27	232	0.26	241	0.28	251	0.30	264	0.32
Corporate	1	0.12	1	0.10	1	0.11	2	0.22	8	0.27
Total allowance for credit losses for loans	$14,407	1.40%	$14,374	1.41%	$14,337	1.45%	$14,311	1.52%	$14,568	1.58%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Jun 30, 2026		Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Jun 30, 2026 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Mar 31, 2026	Jun 30, 2025
By product:
Nonaccrual loans:
Commercial and industrial	$1,248	0.26%	$1,646	0.34%	$1,312	0.29%	$1,050	0.25%	$925	0.23%	$(398)	323
Commercial real estate	3,402	2.56	3,779	2.86	3,879	2.93	3,334	2.56	3,556	2.68	(377)	(154)
Lease financing	85	0.54	88	0.57	75	0.48	75	0.49	82	0.54	(3)	3
Total commercial	4,735	0.74	5,513	0.88	5,266	0.88	4,459	0.79	4,563	0.83	(778)	172
Residential mortgage (1)	2,811	1.17	2,860	1.19	2,838	1.17	3,057	1.25	3,090	1.26	(49)	(279)
Auto	72	0.13	70	0.13	70	0.14	71	0.15	76	0.18	2	(4)
Other consumer	25	0.06	26	0.07	27	0.08	27	0.08	28	0.09	(1)	(3)
Total consumer	2,908	0.74	2,956	0.76	2,935	0.76	3,155	0.83	3,194	0.85	(48)	(286)
Total nonaccrual loans	7,643	0.74	8,469	0.83	8,201	0.83	7,614	0.81	7,757	0.84	(826)	(114)
Foreclosed assets	301		299		302		218		207		2	94
Total nonperforming assets	$7,944	0.77%	$8,768	0.86%	$8,503	0.86%	$7,832	0.83%	$7,964	0.86%	$(824)	(20)
By segment:
Consumer Banking and Lending	$2,908	0.85%	$2,966	0.88%	$2,941	0.88%	$3,181	0.97%	$3,054	0.97%	$(58)	(146)
Commercial Banking	1,199	0.50	1,668	0.71	1,324	0.58	1,086	0.49	1,489	0.65	(469)	(290)
Corporate and Investing Banking	3,560	1.00	3,860	1.09	3,973	1.19	3,276	1.08	3,132	1.08	(300)	428
Wealth and Investment Management	277	0.30	274	0.31	265	0.29	289	0.33	289	0.34	3	(12)
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$7,944	0.77%	$8,768	0.86%	$8,503	0.86%	$7,832	0.83%	$7,964	0.86%	$(824)	(20)
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the Federal Housing Administration or the Department of Veterans Affairs.

Wells Fargo & Company and Subsidiaries
COMMERCIAL LOAN PORTFOLIO

	Jun 30, 2026			Mar 31, 2026			Jun 30, 2025
($ in millions)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)
Commercial and industrial loans and lease financing by industry:
Financials except banks
Asset managers and funds (2)	$2	73,530	127,199	—	74,425	128,374	1	53,944	103,077
Commercial finance (3)	90	62,377	99,766	94	61,799	97,676	13	53,573	91,401
Consumer finance (4)	117	31,945	47,353	124	33,849	48,991	1	22,552	37,321
Real estate finance (5)	19	40,986	44,598	19	37,945	42,277	11	27,023	30,824
Total financials except banks	228	208,838	318,916	237	208,018	317,318	26	157,092	262,623
Technology, telecom and media	256	28,014	74,926	283	25,534	73,068	47	22,868	60,177
Real estate and construction	84	31,772	65,977	82	29,201	62,130	84	27,507	57,979
Equipment, machinery and parts manufacturing	29	28,548	58,325	29	27,821	54,346	30	25,539	50,441
Retail	176	21,665	46,518	143	19,946	43,764	153	17,931	44,955
Materials and commodities	90	15,322	38,887	98	15,017	37,960	147	14,263	33,534
Food and beverage manufacturing	46	17,068	36,191	349	16,755	32,511	10	17,158	34,238
Oil, gas and pipelines	1	11,432	34,617	2	12,325	34,998	3	9,433	28,851
Health care and pharmaceuticals	22	13,364	33,624	23	12,974	31,781	72	14,115	31,083
Auto related	7	17,316	32,326	6	17,136	32,434	6	16,584	31,187
Commercial services	98	11,705	29,938	67	12,059	28,145	77	10,929	26,964
Utilities	17	8,653	29,580	17	8,946	28,618	1	7,441	26,077
Entertainment and recreation	89	13,505	21,777	130	13,810	21,566	29	12,785	19,111
Insurance and fiduciaries	1	4,941	20,585	1	3,455	16,729	1	4,463	16,490
Transportation services	65	8,863	17,963	146	8,745	17,135	150	8,321	15,664
Diversified or miscellaneous	50	8,594	17,327	56	13,138	30,989	74	10,266	26,435
Securities-based (6)	—	28,193	28,193	—	26,007	26,007	—	18,929	18,929
Other	74	25,520	44,298	65	26,540	45,346	97	21,586	40,180
Total commercial and industrial loans and lease financing	1,333	503,313	949,968	1,734	497,427	934,845	1,007	417,210	824,918
Commercial real estate loans by property type (7):
Apartments	337	36,456	42,146	396	36,605	41,787	378	38,910	43,085
Industrial/warehouse	22	29,130	36,127	39	27,469	32,203	46	23,485	25,736
Office	2,225	20,002	21,084	2,394	20,736	21,689	2,532	25,219	26,400
Hotel/motel	608	11,791	12,357	735	12,344	12,885	253	12,005	12,358
Retail (excluding shopping center)	45	10,037	10,833	40	10,287	11,696	104	11,175	12,056
Shopping center	2	9,755	10,600	3	9,477	10,267	60	7,980	8,414
Institutional	9	5,648	6,033	10	5,016	5,422	13	5,105	5,357
Other	154	10,167	11,823	162	10,279	12,112	170	8,681	10,594
Total commercial real estate loans	3,402	132,986	151,003	3,779	132,213	148,061	3,556	132,560	144,000
Total commercial loans	$4,735	636,299	1,100,971	5,513	629,640	1,082,906	4,563	549,770	968,918
(1)Total commitments consist of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.
(2)Includes loans for subscription or capital calls and loans to securities firms.
(3)Includes asset-based lending and leasing, including loans to special purpose entities, loans to commercial leasing entities, and structured lending facilities to commercial loan managers.
(4)Includes originators or servicers of financial assets collateralized by consumer loans such as auto loans and leases, and credit cards.
(5)Includes originators or servicers of financial assets collateralized by commercial or residential real estate loans.
(6)In second quarter 2026, we reclassified prime brokerage and other margin loans to clients of the Corporate and Investment Banking operating segment from Other to Securities-based. We also reclassified securities-based loans to clients of the Wealth and Investment Management operating segment from various industry categories, including the Technology, telecom and media and Insurance and fiduciaries industry categories, to Securities-based. Securities-based loans are collateralized by securities in client accounts. Prior period balances have been revised to conform with the current period presentation.
(7)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Jun 30, 2026 % Change from
($ in millions)		Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025
Tangible book value per common share:
Total equity		$182,323	180,313	183,038	183,012	182,954	1%	—
Adjustments:
Preferred stock		(15,348)	(15,348)	(16,608)	(16,608)	(16,608)	—	8
Additional paid-in capital on preferred stock		139	139	141	141	141	—	(1)
Noncontrolling interests		(2,133)	(1,916)	(1,920)	(1,858)	(1,843)	(11)	(16)
Total common stockholders' equity	(A)	164,981	163,188	164,651	164,687	164,644	1	—
Adjustments:
Goodwill		(24,963)	(24,965)	(24,967)	(25,069)	(25,071)	—	—
Certain identifiable intangible assets (other than MSRs)		(732)	(765)	(823)	(863)	(902)	4	19
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(648)	(705)	(705)	(698)	(674)	8	4
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,065	1,064	1,063	1,062	1,060	—	—
Tangible common equity	(B)	$139,703	137,817	139,219	139,119	139,057	1	—
Common shares outstanding	(C)	3,028.5	3,064.3	3,092.6	3,148.9	3,220.4	(1)	(6)
Book value per common share	(A)/(C)	$54.48	53.25	53.24	52.30	51.13	2	7
Tangible book value per common share	(B)/(C)	46.13	44.98	45.02	44.18	43.18	3	7
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)		Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$6,160	5,000	5,114	5,341	5,214	23%	18	$11,160	9,830	14%
Average total equity		181,910	183,693	183,844	183,428	183,268	(1)	(1)	182,797	183,312	—
Adjustments:
Preferred stock		(15,348)	(16,333)	(16,608)	(16,608)	(18,278)	6	16	(15,838)	(18,442)	14
Additional paid-in capital on preferred stock		139	140	141	141	143	(1)	(3)	140	144	(3)
Noncontrolling interests		(1,972)	(1,915)	(1,879)	(1,850)	(1,818)	(3)	(8)	(1,944)	(1,856)	(5)
Average common stockholders’ equity	(B)	164,729	165,585	165,498	165,111	163,315	(1)	1	165,155	163,158	1
Adjustments:
Goodwill		(24,966)	(24,967)	(25,055)	(25,070)	(25,070)	—	—	(24,966)	(25,102)	1
Certain identifiable intangible assets (other than MSRs)		(748)	(788)	(847)	(889)	(863)	5	13	(768)	(468)	(64)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(704)	(705)	(698)	(674)	(674)	—	(4)	(705)	(704)	—
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,065	1,063	1,063	1,061	989	—	8	1,064	647	64
Average tangible common equity	(C)	$139,376	140,188	139,961	139,539	137,697	(1)	1	$139,780	137,531	2
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	15.0%	12.2	12.3	12.8	12.8			13.6%	12.2%
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	17.7	14.5	14.5	15.2	15.2			16.1	14.4
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025
Total equity		$182.3	180.3	183.0	183.0	183.0
Adjustments:
Preferred stock		(15.3)	(15.3)	(16.6)	(16.6)	(16.6)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.2	0.1
Noncontrolling interests		(2.1)	(1.9)	(1.8)	(1.9)	(1.9)
Total common stockholders' equity		165.0	163.2	164.7	164.7	164.6
Adjustments:
Goodwill		(25.0)	(25.0)	(25.0)	(25.1)	(25.1)
Certain identifiable intangible assets (other than MSRs)		(0.7)	(0.8)	(0.8)	(0.9)	(0.9)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(0.6)	(0.7)	(0.7)	(0.7)	(0.7)
Applicable deferred taxes related to goodwill and other intangible assets (2)		1.1	1.1	1.1	1.1	1.1
Other		(2.1)	(2.4)	(2.0)	(2.5)	(2.6)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	137.7	135.4	137.3	136.6	136.4
Preferred stock		15.3	15.3	16.6	16.6	16.6
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.2)	(0.1)
Other		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	152.7	150.4	153.6	152.8	152.7

Long-term debt and other instruments qualifying as Tier 2		17.1	17.0	16.7	16.7	17.3
Qualifying allowance for credit losses (3)		14.8	14.8	14.7	14.6	14.6
Other		(0.4)	(0.4)	(0.3)	(0.4)	(0.4)
Total Tier 2 capital under the Standardized Approach	(C)	31.5	31.4	31.1	30.9	31.5
Total qualifying capital under the Standardized Approach	(B)+(C)	$184.2	181.8	184.7	183.7	184.2

Long-term debt and other instruments qualifying as Tier 2		17.1	17.0	16.7	16.7	17.3
Qualifying allowance for credit losses (3)		4.8	4.7	4.6	4.4	4.3
Other		(0.4)	(0.4)	(0.3)	(0.4)	(0.4)
Total Tier 2 capital under the Advanced Approach	(D)	21.5	21.3	21.0	20.7	21.2
Total qualifying capital under the Advanced Approach	(B)+(D)	$174.2	171.7	174.6	173.5	173.9
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,342.2	1,316.0	1,294.6	1,242.4	1,225.9
Total RWAs under the Advanced Approach	(F)	$1,140.6	1,121.0	1,112.5	1,072.2	1,070.4

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	10.3%	10.3	10.6	11.0	11.1
Tier 1 capital	(B)/(E)	11.4	11.4	11.9	12.3	12.5
Total capital	(B)+(C)/(E)	13.7	13.8	14.3	14.8	15.0

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.1%	12.1	12.4	12.7	12.7
Tier 1 capital	(B)/(F)	13.4	13.4	13.8	14.3	14.3
Total capital	(B)+(D)/(F)	15.3	15.3	15.7	16.2	16.2
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 capital and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME EXCLUDING MARKETS
We also evaluate the Company’s net interest income excluding the net interest income of the Corporate and Investment Banking Markets (Markets) line of business. Markets net interest income includes interest income earned on the assets and interest expense paid on the liabilities of the line of business, as well as funding charges and credits using our funds transfer pricing methodology. Net interest income excluding Markets is a non-GAAP financial measure that management believes is useful because it enables management, investors, and others to assess the net interest income from the Company's lending, investing, and deposit-raising activities without the volatility that may be associated with Markets activities.
The table below provides a reconciliation of this non-GAAP financial measure to a GAAP financial measure.

	Quarter ended					Jun 30, 2026 % Change from		Six months ended
($ in millions)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025	% Change
Net interest income	$12,317	12,096	12,331	11,950	11,708	2%	5	$24,413	23,203	5%
Markets net interest income	501	481	358	144	104	4	382	982	235	318
Net interest income excluding Markets	$11,816	11,615	11,973	11,806	11,604	2	2	$23,431	22,968	2